June 2022 Investor Presentation 1 Investor Presentation June 2022

June 2022 Investor Presentation 2 Forward Looking Statements This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operational uncertainty due to the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability.

June 2022 Investor Presentation 3 PATRICK AT A GLANCE Q1’22 TTM Highlights Team members Years of Success Facilities Q1’22 TTM Revenue NASDAQ: PATK 12,000+ 63 250+ $4.6B Diluted EPS $12.131 Pro-Forma Adjusted EBITDA $637M2 Liquidity $319M Total Net Leverage 2.2x3 Value Proposition Strong portfolio unifies historically fragmented markets Investments in automation, human capital and IT support strong platform Breadth and depth of talent and resources drives innovative customer solutions Broad supply chain strength supports OEM growth 1 Reflects the impact of the adoption on 1/1/2022 of accounting standard related to convertible notes | 2 Non-GAAP metric. See appendix for reconciliation to closest GAAP metric | 3 As defined by credit agreement

DIVERSIFIED MARKET PLATFORM

60%
Q1'22 TTM
revenue



RV

- Largest OEMs rely on Patrick for **high degree of content**
- **Breadth of offering** to provide packaged solutions not offered by competitors
- **Our extensive supply chain** fuels the explosive growth in the leisure lifestyle markets

16%
Q1'22 TTM
revenue



Marine

- **Fully integrated** into manufacturers' design process
- Highly engineered and specialized products offer **differentiated solutions to OEMs**
- **Growing** aftermarket platform and powersports market

13%
Q1'22 TTM
revenue



MH

- Fulfilling customer visions of interior and exterior dream homes
- **Nationwide manufacturing and distribution footprint** allows Patrick to provide products to entire U.S. more efficiently than other competitors

11%
Q1'22 TTM
revenue



Industrial

- Providing a foundation for this country's infrastructure development
- **Home improvement and DIY activity** driven by work-from-anywhere environment

PATRICK
June 2022 Investor Presentation | 4

June 2022 Investor Presentation 5 $308 $437 $595 $736 $920 $1,222 $1,636 $2,263 $2,337 $2,487 $4,078 $4,570 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 LTM OUR STORY Together we have strategically built an incredible organization of great people, teams, brands, and leadership focused on embracing and preserving the entrepreneurial spirit! $8 $28 $24 $31 $42 $56 $86 $120 $90 $97 $225 $290 $21 $37 $53 $71 $106 $122 $166 $248 $240 $293 $531 $637 $0.37 $1.17 $0.99 $1.27 $1.81 $2.43 $3.48 $4.93 $3.85 $4.20 $9.63 $12.13 2013 2014 2015 2016 2017 2018 2019 2020 2021 ltm Sales Net Income ProForma Adj. EBITDA Diluted EPS ($ in millions, except per share amounts) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1’22 TTM

June 2022 Investor Presentation 6 STRONG TRAJECTORY OF NET SALES AND ADJ. EBITDA NET SALES GROWTH ($M) NET INCOME ($M) & DILUTED EPS PRO-FORMA ADJ. EBITDA ($M) AND MARGIN1 $1,636 $2,263 $2,337 $2,487 $4,078 $4,570 2017 2018 2019 2020 2021 Q1'22… $86 $120 $90 $97 $225 $290 2017 2018 2019 2020 2021 Q1'22… $3.48 $4.93 $3.85 $4.20 $9.63 $12.13 $166 $248 $240 $293 $531 $637 $0 $10 0 $20 0 $30 0 $40 0 $50 0 $60 0 $70 0 2017 2018 2019 2020 2021 Q1'22 TTM Profitability Driven by Growth in Investment and Higher Margin Products and Leveraging Fixed Costs • RV and Marine growth driven by outdoor recreation trends, accelerated strong demographic trends and the appeal of socially distant activities, partially hampered by lean inventories. • Strong consumer demand across end markets • Industrial and MH growth driven by shift from urban to suburban markets • Investments in automation, human capital and IT to strengthen platform • Strategic gains through our growing footprint, resources, and agility of our positions in our markets • Gains related to synergies from acquired businesses • Continued leveraging our fixed cost structure and automation efficiencies, • Driving continuous improvement initiatives 2021 & Q1’22 12.2% 12.4% 10.7% 13.1% 13.0% 13.9%

June 2022 Investor Presentation 7 CONTINUING TO STRENGTHEN PATRICK PORTFOLIO SALES COMPOSITION AS % OF REVENUE 69% 11% 13% 7% 60% 16% 13% 11% 2017 Q1’22 TTM RV Ind. MH Marine 1 Non-GAAP metric. See appendix for reconciliation to closest GAAP metric |2As of 12/31/2017 and 05/17/22, respectively | 3 Actual # of employees $1.6B $4.6B Revenue Grew by $3 Billion in Five Years 2017 Q1’22 TTM Δ Net Sales $1.6B $4.6B + $3.0B Gross Margin 17.1% 20.5% + 340 bps EBITDA Margin 10.1% 12.6% + 250 bps Pro Forma Adj. EBITDA1 $200M $637M + $437M Market Cap2 $1.6B $1.6B - Number of Employees3 ~7,000 ~12,000 + 5,000

June 2022 Investor Presentation 8 FAVORABLE TRENDS ACROSS OUR END MARKETS BOAT OWNERSHIP RV OWNERSHIP FAVORABLE MACRO TRENDS 263,294 275,103 273,020 290,396 315,362 2017 2018 2019 2020 2021 11.2 11.2 11.2 9.6 9.6 10.9 0 5 10 15 20 25 30 35 2020 2025 2026+ RV Owners 5 Year Intenders 6+ Year Intenders 6% 13% 15% -1% 1% 3% 5% 7% 9% 11% 13% 15% GDP Retail Sales Housing Starts 2021 Expected to Increase by ~183%2US Powerboat Registrations (Units)1 12 Months Rolling Through July • More than 1/3 of those who have purchased new and pre-owned powerboats in 2020 were first-time boat buyers1 • 70% of prospective boat buyers will make their purchase within 12 months6 • 37% of U.S. households hold some connection to the RV industry, with the largest proportion intending to purchase an RV at some point in the future2 • 20.5 million households intending to purchase an RV; 9.6 million (47%) plan to purchase within the next five years2 • A robust economy will support growth across PATK end markets • Housing starts are rising • Strong consumer demand expected to continue to benefit our businesses 31.7 1 National Marine Manufacturers Association| 2 Ipsos Go RVing RV Owner Demographic Profile| 3 Statista GDP Growth Rate in the US | 4 IBIS World Total Retail Sales | 5St. Louis Fed and Financial Forecast Center | 6 NMMA Tomorrow's Boat Owners % Increase Compared to 2020 3 4 5

June 2022 Investor Presentation 9 CAPITAL ALLOCATION STRATEGY HISTORICAL CAPITAL ALLOCATION $ in millions $252 $343 $56 $306 $508 $0 $100 $200 $300 $400 $500 $600 2017 2018 2019 2020 2021 Share Repurchases Dividends M&A Capex $274 $485 $94 $385 $649 2017 2018 2019 2020 2021 Operating Cashflow: $100M $200M $192M $160M $252M Total Net Leverage1: 1.8x 2.4x 2.3x 2.4x 2.3x Liquidity2: $163M $412M $551M $315M $532M Deploy strong cash flows to highest value projects Maintain a disciplined leverage position Utilize capital resources to grow and reinvest Opportunistic share buybacks Total 1 Total Leverage = Net Debt / Adj. EBIDTA | 2 Liquidity defined as Revolver availability (net of outstanding Letters of Credit) plus Cash and Cash Equivalents

June 2022 Investor Presentation 10 STRONG LIQUIDITY PROFILE Liquidity ($M) Total Revolver Credit Capacity $550.0 Less: Total Revolver Used (including outstanding letters of credit) (294.4) Unused Credit Capacity 255.6 Add: Cash on Hand 63.8 Total Available Liquidity $319.4 Highlights (Q1 ’22 TTM) Return on Invested Capital 11.3% Return on Assets 12.1% Accounts Receivable Turnover 16.1x Inventory Turnover 7.2x Current Ratio 2.4x Avg. Cash Conversion Cycle 44.2 Days The strength of our cash flows and liquidity allows us to invest in our existing business as well as pursue attractive acquisition opportunities NET DEBT1 / PRO FORMA ADJUSTED EBITDA2 1.8x 2.4x 2.3x 2.4x 2.3x 2.2x 2017 2018 2019 2020 2021 Q1'22 TTM No Major Debt Maturities Until 2023 $8 $180 $13 $15 $236 $300 $259 $350 2022 2023 2024 2025 2026 2027 2028 2029 DEBT MATURITY SCHEDULE ($M) 1 Net Debt= Total Debt less Cash & Cash Equivalents |2Non-GAAP metric. See appendix for reconciliation to closest GAAP metric

June 2022 Investor Presentation 11 LEISURE LIFESTYLE 79,642 30,426 48,225 93,103 49,831 29,059 44,053 40,212 41,085 49,739 67,778 44,278 41,390 48,737 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Marine Industry Shipments 181,574 103,248 129,865 201,099 147,065 89,572 108,457 124,124 130,221 148,507 151,760 152,370 147,603 171,466 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 RV Industry Shipments Net 61,000 Marine Units Depleted from Retail Channel Since 7/1/201 Retail Wholesale Towable Units are Reaching Normalized Levels2 Key Highlights  Marine Retail channel replenishing  Significant OEM backlogs remain  New buyer traffic and activity remain strong  Completed 30 Leisure Lifestyle acquisitions since 2018 1 National Marine Manufacturers Association/Company Estimates | 2 RV Industry Association/Company Estimates

June 2022 Investor Presentation 12 MARINE CAGR 56.1% CAGR 63.8% Marine Net Sales ($M) Content Per Unit MARINE arket Insights  Significant OEM backlogs remain  New buyer traffic and activity remain strong  Dealer inventories continue to be at low levels  Supply Chain Visibility continues Key Customers Prioritization Future Outlook Marine revenue expected to surpass $1 Billion on an annualized pro forma basis for 2022 Expanding aftermarket businesses while continuing strong revenue growth $112 $274 $329 $339 $665 $719 2017 2018 2019 2020 2021 Q1'22 TTM $504 $1,169 $1,730 $2,069 $3,632 $4,113 2017 2018 2019 2020 2021 Q1'22 TTM

June 2022 Investor Presentation 13 MARINE $112 $274 $329 $339 $665 $750 2017 2018 2019 2020 2021 Q1'22 TTM CAGR 56.4% CAGR 63.9% $504 $1,165 $1,695 $2,111 $3,632 $4,113 2017 2018 2019 2020 2021 Q1'22 TTM Marine Net Sales ($M) Content Per Unit RV arket Insights Key Customers Prioritization Future Outlook RV Net Sales ($M) Content Per Unit 20 8 15 7  Towable inventories at normalizing levels  New buyer traffic remains strong  Expecting a return to normal seasonal patterns in late 2022  Spring buying season off to a great start $1,128 $1,437 $1,287 $1,392 2,404 2,723 2017 2018 2019 2020 2021 Q1'22 TTM $2,234 $2,965 $3,170 $3,235 4,006 $4,370 2017 2018 2019 2020 2021 Q1'22 TTM RV remains a key component of our platformContinuing to expand market share and execute on margin expansion THO Backlog @ 1/31/22- $17.7B WGO Backlog @ 2/27/22- $4.4BREVG Backlog @1/31/22- $1.3B

June 2022 Investor Presentation 14 Housing & Industrial Housing Starts Key Highlights  Limited availability of housing is a positive indicator for growth  Capital deployment to support capacity expansion and new product development to enhance organic growth  Four acquisitions since 2018 Product Categories New Housing Industry Starts Increased by 16%1 in 2021 and 10%1 in Q1’22 compared to prior year period Multi-Family Industry Increased by 22%1 in 2021 and 26%1 in Q1’22 Single Family Industry Increased by 14%1 in 2021 and 4%1 in Q1’22 Residential Housing Commercial Construction Fixtures Furniture Single-Section Homes Multi-Section Homes Manufactured Housing Product Categories2 Industrial Product Categories A wide range of components related to residential housing, commercial and institutional markets 1 U.S. Census Bureau | 2 Manufactured Housing Institute & IBTS

June 2022 Investor Presentation 15 MARINE CAGR 56.4% CAGR 63.9% Manufactured Housing arket Insights Key Customers Prioritization Future Outlook MH Net Sales ($M)27 2 27 5  MH ASPs remain at historical highs  OEM production rates building momentum  Demographic trends continue to support strong demand patterns for quality, affordable homes $208 $275 $437 $432 $545 $598 2017 2018 2019 2020 2021 Q1'22 TTM $2,289 $2,849 $4,616 $4,580 $5,153 $5,487 2017 2018 2019 2020 2021 Q1'22 TTM Content Per Unit MH unit shipments and backlog are the strongest they have been in 20 years Steady growth as we leverage our reliable MH business strategy CVCO Backlog @ 1/1/22- $1.1B SKY Backlog @ 1/1/22- $1.5B

June 2022 Investor Presentation 16 MARINE Industrial arket Insights Key Customers Prioritization Future Outlook Industrial Net Sales ($M)CAGR 25.7%  Homeowners continue to spend on home upgrades & DIY projects  Limited inventory fueling demand for residential construction  Robust single and multi-family housing starts 65% 35% Commercial & Institutional Fixtures Residential $188 $280 $285 $323 $463 $499 2017 2018 2019 2020 2021 Q1'22 TTM Will benefit from strong housing demand well and remodeling activity Execute on margin expansion and product availability

June 2022 Investor Presentation 17 2016 2017 2018 2019 2020 2021 2022P Strategic Diversification helps mitigate discreet end-market pressures 1RV: THO, WGO, REVG MARINE: PII, MCFT, MBUU, BC MH/IND: CVCO, SKY, KBH | 2 RV Industry Association/Company Estimates| 3National Marine Manufacturers Association/Company Estimates | 4Manufactured Housing Institute Patrick Net Sales ($ millions) RV Net Sales: (4%) Marine Net Sales: +9% MH/Ind. Net Sales: +6% PATK Net Sales: +3% Wholesale Shipments: RV2 Marine3 MH4 Revenue of Publicly Traded Industry Leaders1 and Wholesale Shipments 63%12% 12% 13% 59% 16% 14% 11% 2018- $2.3B Net Sales 2021- $4.1B Net Sales RV Ind. MH Marine Ind.- $280 MH- $275 Marine- $274 RV- $1,437 $2,404 $665 $545 $463 +$1.8B 2018-2019 Industry Net Sales: RV1 Marine1 MH1 Strategic Diversification ($ millions) +17% (4%) (16%) +6% +39% (6%) +85% +4% (19%) (14%) +12% +14% +14% +4% (2%) 0% +12% +11% Total Consideration for Acquisitions ($M) $35 $73 $191 $16 $251 $352$104 $184 $173 $39 $63 $174 2016 2017 2018 2019 2020 2021 Marine Acquisition Non-Marine Acquisition

June 2022 Investor Presentation 18 ESG: CURRENT AND UPCOMING INITIATIVES Governance In 2021, Just in our RV facilities, we Recycled and Upcycled: Over 46,000 tons of wood product 8 million pounds of plastic 11 million pounds of aluminum 1 million pounds of steel A reduction of VOC emissions by 20% for every location that adopted a new technology initiative we are rolling out. Environmental Social Pioneer Partner for Care Camps Supporting numerous charitable organizations in local communities:  Elkhart Community Foundation  RV industry production associate skills training program  Boys & Girls Clubs in Elkhart and neighboring towns  Military Makeover house remodel for military veteran Recruiting recent college graduates for Leadership Development Program IMPACT Enhancing and expanding ESG Policies to best practice standards Development of Vendor Code of Conduct to assess social and environmental responsibility Committed to board diversity to enhance oversight

June 2022 Investor Presentation 19 LEADERSHIP WITH DEEP INDUSTRY EXPERIENCE Andy Nemeth CEO Jeff Rodino President Kip Ellis COO Jake Petkovich CFO 30 years Industry experience 28 years Industry experience 25 years Industry experience 26 years Industry experience  100+ years of industry experience spanning across multiple economic cycles  Management team is adaptable and experienced during economic changes  Proven ability to manage at scale with approximately 12,000 employees in over 250 facilities across 23 states

June 2022 Investor Presentation 20 GROWTH ENGINE Cross-pollinate sales across customers and market sectors Leading market position in key product categories Long-term secular growth across all end markets & favorable demographics Expand into new geographic regions New product development and product line extensions Execute on strategic acquisitions in primary marketsSTRATEGIC ACQUISITIONS INNOVATION GEOGRAPHIC EXPANSION INDUSTRY GROWTH MARKET LEADER MARKET PRESENCE GROWTH ENGINE

June 2022 Investor Presentation 21 Appendix

NON-GAAP RECONCILIATIONS

Reconciliation of Net Income to Adj. EBITDA & Pro-Forma Adj. EBITDA

($ in millions)	Fiscal Year Ended December 31,						TTM ended March 27, 2022
	2016	2017	2018	2019	2020	2021	
Net Income	**$56**	**$86**	**$120**	**$90**	**$97**	**$225**	**$290**
+ Interest Expense	7	9	26	37	43	58	62
+ Income Taxes	28	27	32	28	33	69	93
+ Depreciation and Amortization	24	33	55	63	71	105	112
EBITDA	**$115**	**$155**	**$233**	**$218**	**$247**	**$457**	**$557**
+ Stock Compensation	6	10	14	15	16	23	24
+ Acquisition proforma, transaction-related expenses & other	0	0	0	6	31	51	56
Adj. EBITDA	**$122**	**$166**	**$248**	**$240**	**$293**	**$531**	**$637**
Net Sales	$1,222	$1,636	$2,263	$2,337	$2,487	$4,078	$4,570
Adj. EBITDA Margin (%)	**11.3%**	**12.2%**	**12.4%**	**10.7%**	**13.1%**	**13.0%**	**13.9%**

Reconciliation of Net Debt

($ in millions)	Fiscal Year Ended December 31,						TTM ended March 27, 2022
	2016	2017	2018	2019	2020	2021	
Total Debt	**$273**	**$354**	**$631**	**$709**	**$845**	**$1,366**	**$1,515**
Less: Cash & Cash Equivalents	(6)	(3)	(7)	(139)	(45)	(45)	(89)
Net Debt	**$267**	**$351**	**$624**	**$570**	**$800**	**$1,243**	**$1,426**

(1) Represents estimated (i) full-year adjustments for acquired EBITDA and (ii) acquisition-related and other general cost-savings, related to procurement, selling, general and administrative, leveraging of our scale, and, to a lesser extent, branch footprint consolidation, which we expect to realize over the next 12 months. Our ability to achieve such estimated synergies and cost-savings is subject to risks, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to be materially different from any results, performance or achievement expressed or implied by the estimate.

Use of Non-GAAP Financial Information

Earnings before interest, taxes, depreciation and amortization ("EBITDA") and Net Debt are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. We adjust for the items listed in all periods presented, unless the impact is clearly immaterial to our financial statements.

We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis.

PATRICK

June 2022 Investor Presentation | 22

June 2022 Investor Presentation 23 END MARKET CATEGORIES Single-Section Homes Multi-Section Homes ASP: $71,600 | 43% of Market ASP: $129,800 | 57% of Market TOWABLE Shipments: 91% Wholesale | 68% Retail Value MOTORIZED Shipments: 9% Wholesale | 32% Retail Value Travel Trailer | ASP: $28,900 Fifth Wheel | ASP: $67,100 Class A | ASP: $257,600 Class B & C | ASP: $128,800 Total Retail Value of Shipments in 2020: $18B RV PRODUCT CATEGORIES1 Pontoon Ski & Wake Fiberglass Aluminum ASP: $45,800 | 31% of Market ASP: $118,100 | 6% of Market ASP: $88,000 | 37% of Market ASP: $25,800 | 26% of Market U.S Expenditures on Boats, Engines, and Accessories Totaled $xxB in 2019 MARINE PRODUCT CATEGORIES2 MANUFACTURED HOUSING PRODUCT CATEGORIES3 1 Source: RVIA 2020 Industry profile (travel trailer ASPS stats include camping trailers and truck campers | 2 Source: NMMA 2020 Statistical Abstracts. | 3 Source: Manufactured Housing Institute. . it r t , i and Ac es ories Totaled $49B in 2020

June 2022 Investor Presentation 24 KEY PRODUCT CATEGORIES Fiberglass and Plastic Thermoformed Helm Systems Wiring and Wire Harnesses Electrical Systems and Components Fabricated Aluminum and Steel Components Boat Covers, Towers, Tops and Frames Anchoring, Docking and Boarding Vinyl and Paper Laminated Products Surface, Granite and Quartz Countertops Vinyl, Paper and Hardwood Moldings Fiberglass Caps, Showers and Tubs Cabinet Doors Small Plastic Components Pre-finished Wall and Ceiling Panels Drywall Finishing Products Flooring Roofing and Siding Venting Lighting Kitchen Cabinets, Countertops & Components Office & Household Furniture Wardrobe Doors & Mirrors Store Fixtures & Commercial Furnishings Slotwall Fabricated Aluminum & Steel Components Marine RV MH Industrial

June 2022 Investor Presentation 25 PATRICK PRODUCT LINES: RV EXTERIOR Additional Supplied Products  Softwoods  Full Body Paint  Aluminum Gauges  Steel Gauges  Mill Finish & Pre-painted Aluminum and Steel  Slit & Embossed Steel  FRP Coil & Sheet  Trim Panels  Fuel Systems  Metal Extrusions

June 2022 Investor Presentation 26 PATRICK PRODUCT LINES: RV INTERIOR Additional Supplied Products  Exit Lighting  Power Cords & Inlets  RV Tank Heater Pads  Fire Extinguishers  Electric Fireplaces  Wiring, Electrical & Plumbing  Inverters  Tire Pressure Monitors  Electrical Switches, Receptacles, & Outlets  RV Transfer Switches  Battery Selector Switches  Cut-to-Size, Boring, Foiling & Edge-Banding  Flooring Adhesive  Instrument Panel  Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High-Pressure Laminates (HPL)  Trim Products

June 2022 Investor Presentation 27 PATRICK PRODUCT LINES: MARINE Additional Supplied Products  Softwoods  Full Body Paint  Aluminum Gauges  Steel Gauges  Mill Finish & Pre-painted Aluminum and Steel  Slit & Embossed Steel  FRP Coil & Sheet  Trim Panels  Fuel Systems  Metal Extrusions Aluminum / Plastic Fuel & Holding Tanks Wire Harnesses Electronics Dash Assemblies Wire Screens Helms Aluminum / Plastic Fuel & Holding Tanks Boat Hull Design & Tooling Wire Harnesses Dash Assemblies Electronics Boat Covers, Tops, Towers & Frames Ladder Chairs & Pedestals Rub Rails Bow Rail Flooring / Decking Seating Additional Supplied Products  Wind Shields (Glass / Acrylics)  Fuel System Related Components  Plastic Seat Bases & Components  Vinyl (Biminis, Covers)  Fabricated & Extruded Aluminum  Decking, Flooring, Carpet, Vinyl  Gauges, Instrument Panels, Displays  Lighting  Steering & Throttle Controls  Plastic Products: Boxes, Inlay Tables  Canvas Products, Panels & Trim  Boat trailers  Audio Products and Accessories

June 2022 Investor Presentation 28 PATRICK PRODUCT LINES: MANUFACTURED HOUSING Additional Supplied Products  Softwoods  Full Body Paint  Aluminum Gauges  Steel Gauges  Mill Finish & Pre-painted Aluminum and Steel  Slit & Embossed Steel  FRP Coil & Sheet  Trim Panels  Fuel Systems  Metal Extrusions Interior Passage Doors Kitchen & Bath Faucets & Sinks Gypsum (Drywall & Drywall Finishing Products) Laminate & Ceramic Flooring Fiberglass Bath Fixtures & Shower Doors & Enclosures Cabinet Doors & ComponentsMicrowaves Countertops Electronics Siding Shingles o Ventilation System & Ridge Cap o Felt Paper o Ice & Water Protection o Drip Edge o Flashing o Roofing Membrane o Soffit & Fascia Wrapped Profile Moldings Plumbing Products Backsplashes Recessed Lighting Fluorescent Lighting Wiring/Electrical Products Ceiling Fans Medicine Cabinets Under Cabinet Lighting Tile Printed Vinyl TrussesInterior & Exterior Decorative Lighting Fixtures Water Heaters Additional Supplied Products  Building Arches  Closet Organization Products  Adhesives & Sealants  Innovative Lighting  Electrical Components (e.g., Panels/ Breakers, Outlet Boxes & Switches/ Receptacles)  Fireplaces and Surrounds  Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High-Pressure Laminates (HPL)  Cut-to-Size, Boring, Foiling & Edge-Banding  Solid Surface, Granite and Quartz Fab  Flooring Adhesive  Tables & Signs  Roof Trusses  Wardrobe Doors & Hardware Systems  Closet Organizers & Shelving  Air Handling Products  Carpeting

June 2022 Investor Presentation 29 www.patrickind.com